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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 31, 1998 except as to Note 1 and Note 13 as to which the date is June 8, 1999, in post effective Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-64499) and related Prospectus of Implant Sciences Corporation.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
June 8, 1999